VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

International Growth Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the chart is supplemented with respect to Invesco Advisers, Inc. (“Invesco”) to insert the following information for two new portfolio managers as follows:

Name	Portfolio Manager of the Fund Since	Title
Richard Nield	2013	Portfolio Manager
Brent Bates	2013	Portfolio Manager

Date: March 22, 2013